TAXATION (Schedule of Reconciliation Between Total Income Tax Expense and Amount Computed by Applying the Weighted Average Statutory Income Tax Rate to Income Before Income Taxes) (Details)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reconciliation between total income tax expense and the amount computed by applying the weighted average statutory income tax rate to income before income taxes
PRC statutory income tax rate	25.00%	25.00%	25.00%
Impact of different tax rates in other jurisdictions	(6.00%)	0.00%	0.00%
Tax effect of non-deductible expenses	15.00%	(1.00%)	0.00%
Tax effect of non-taxable income	(13.00%)	1.00%	0.00%
Tax effect of tax-exempt entities	7.00%	(10.00%)	(9.00%)
Tax effect of deemed profit	0.00%	(1.00%)	0.00%
Tax effect of disposed entity	0.00%	0.00%	13.00%
Tax penalty	2.00%	(4.00%)	0.00%
Changes in valuation allowance	(12.00%)	(29.00%)	2.00%
Effective tax rate	18.00%	(19.00%)	31.00%